UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 27, 2016

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

Goldrich Mining Company (the “Company) provided an update on 2016 mining operations at its Little Squaw placer mine as reported by Goldrich NyacAU Placer, LLC ("GNP").

Year-to-date production numbers, as calculated through August 31st, have totaled 8,570 ounces of alluvial gold (approximately equivalent to 7,000 ounces of fine gold), representing a 95% increase in production versus the entire 2015 mining season. Production during the month of August totaled 3,010 ounces of alluvial gold (approximately equivalent to 2,450 ounces of fine gold). Production for the year continued through September 21st and final production numbers for the season will be released after all smelter settlement documents have been received.

Of the gold processed during this season, approximately 5,540 ounces of alluvial gold (approximately equivalent to 4,520 ounces of fine gold) were from the upper half of Little Squaw Creek but outside the area of mineralized material previously delineated by Goldrich. This supports Goldrich’s belief that the mineralized area is open beyond the area previously defined.

Goldrich has completed approximately 15,000 feet of drilling to date on the upper half of the Little Squaw Creek placer project and outlined 10.5 million cubic yards of mineralized material, at an average head grade of 0.025 ounces of gold per cubic yard, for an estimated total of approximately 250,000 contained ounces. The mineralized material at Chandalar is not a mineral reserve as defined in SEC Industry Guide 7.

GNP is a 50/50 joint venture formed between Goldrich and NyacAU, LLC (“NyacAU”) to mine the various placer deposits that occur throughout the Company’s 23,000-acre Chandalar land package in central Alaska. To date approximately US$26 million has been invested to develop the mine. All initial capital expenditures are being funded by NyacAU under terms of the joint-venture operating agreement.

A copy of the September 2, 2016 press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release, September 27, 2016.*

       * Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: September 30, 2016	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer